As filed with the Securities and Exchange Commission on September 16,
1994
                                       Registration No. 33-___________


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                     -----------------------------
                               FORM S-8
                        REGISTRATION STATEMENT
                                 UNDER
                      THE SECURITIES ACT OF 1933
                    ------------------------------

                  COLUMBIA/HCA HEALTHCARE CORPORATION
        (Exact name of Registrant as specified in its charter)

              Delaware                         75-2497104
   (State or other jurisdiction            (I.R.S. Employer
   of incorporation or organization)       Identification No.)

                         201 West Main Street
                      Louisville, Kentucky 40202
          (Address of Principal Executive Offices, Zip Code)

                     Columbia Hospital Corporation
                     1992 Stock and Incentive Plan
                       (Full title of the plan)

                           STEPHEN T. BRAUN
               Senior Vice President and General Counsel
                  Columbia/HCA Healthcare Corporation
                         201 West Main Street
                      Louisville, Kentucky 40202
                            (502) 572-2000
       (Name, address and telephone number of agent for service)

                               CALCULATION OF REGISTRATION FEE
- ------------------------------------------------------------------------------------------
                                             Proposed
                                             Maximum       Proposed
Title of                                     Offering      Maximum       Amount
Securities          Amount                   Price         Aggregate     of
To Be               To Be                    Per           Offering      Registration
Registered          Registered(1)            Share(2)      Price         Fee
- ------------------------------------------------------------------------------------------

Common Stock
Par Value
$.01 per share      18,000,000 Shares        $41.9375       $754,875,000  $260,302

- ------------------------------------------------------------------------------------------
(1)   Plus such additional shares as may become issuable by reason of the antidilution provisions of the Plan.  The shares represent the number of shares of the Registrant's Common Stock which may be issued upon the exercise of options or the grant of restricted stock awards.


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(2)   Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Registrant's Common
      Stock on the New York Stock Exchange, Inc. on September 14, 1994,
      as reported by The Wall Street Journal. On September 14, 1994, the average of the high and low price was $41.9375.

      The contents of the Registrant's Registration Statements on Form S-8, Registration Statement No. 33-51052, which was filed with the Securities and Exchange Commission on August 20, 1992, and Registration Statement No. 33-51082 which was filed on July 16, 1993, are incorporated herein by reference.

                              SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Louisville, Commonwealth of Kentucky, on the 15th day of September, 1994.

                           COLUMBIA/HCA HEALTHCARE CORPORATION



                     By:    Stephen T. Braun
                            Senior Vice President and General Counsel

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature to the Registration Statement appears below hereby appoints Stephen T. Braun, David C. Colby and Richard A. Lechleiter and each of them, any one of whom may act without the joinder of the others, as his or her attorney-in-fact to execute in the name and on behalf of any such person, individually and in the capacity stated below, and to file all amendments and post-effective amendments to this Registration Statement, which amendment or amendments may make such changes and additions in this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

Signature               Title                            Date

Thomas F. Frist Jr.,M.D.   Chairman of the Board         September 12, 1994


Richard L. Scott           President, Chief              September 15, 1994
                           Executive Officer
                           (Principal Executive
                            Officer) and Director

David C. Colby             Senior Vice President,        September 15, 1994
                           Chief Financial Officer
                           and Treasurer
                           (Principal Financial
                            Officer)

Richard A. Lechleiter      Vice President and            September 15, 1994
                           Controller (Principal
                           Accounting Officer)

Magdalena Averhoff, M.D.   Director                      September 9, 1994

J. David Grissom           Director                      September 15, 1994

Ethan Jackson              Director                      September 9, 1994

Charles J. Kane            Director                      September 15, 1994

John W. Landrum            Director                      September 15, 1994

T. Michael Long            Director                      September 15, 1994

Darla D. Moore             Director                      September 9, 1994

Rodman W. Moorhead III     Director                      September 15, 1994

Carl F. Pollard            Director                      September 15, 1994

Carl E. Reichardt          Director                      September 15, 1994

Frank S. Royal, M.D.       Director                      September 15, 1994

Robert D. Walter           Director                      September 11, 1994

Signature                  Title                         Date



William T. Young           Director                      September 15, 1994

                            INDEX TO EXHIBITS

Exhibits

4.1    Restated Certificate of Incorporation of the Registrant (filed as
       Exhibit 3(a) to the Registrant's Current Report on Form 8-K dated February 11, 1994, and incorporated herein by reference).

4.2(a) By-laws of Registrant (filed as Exhibit 2.2 to the Registrant's
       Registration Statement on Form 8-A dated August 31, 1993, and incorporated herein by reference).

4.2(b) Amendment to By-laws of Registrant (filed as Exhibit 3(b).1 to
       Registrant's Current Report on Form 8-K dated February 11, 1994, and incorporated herein by reference).

4.3 Form of the Columbia Hospital Corporation 1992 Stock and Incentive Plan (filed as Exhibit 10.14 to the Company's Registration
       Statement on Form S-1 (Registration No. 33-48886), and incorporated herein by reference).

4.4 Specimen Certificate for shares of Common Stock, par value $.01 per share, of the Registrant (filed as Exhibit 4.1 to the Registrant's Form SE to Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.5 Columbia Hospital Corporation 9% Subordinated Mandatory Convertible Note Due June 30, 1999 (filed as Exhibit 4.4 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990, and incorporated herein by reference).

4.6 Registration Rights Agreement between the Registrant and The 1818 Fund, L.P. dated March 18, 1991 (filed as Exhibit 4.5 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990, and incorporated herein by reference).

4.7 Securities Purchase Agreement by and between the Registrant and The 1818 Fund, L.P. dated as of March 18, 1991 (filed as Exhibit 4.6 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990, and incorporated herein by reference).

4.8 Warrant to purchase shares of Common Stock, par value $.01 per share, of the Registrant (filed as Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1990, and incorporated herein by reference).

4.9 Registration Rights Agreement dated as of March 16, 1989, by and among HCA-Hospital Corporation of America and the persons listed on the signature pages thereto (filed as Exhibit (g)(24) to Amendment No. 3 to the Schedule 13E-3 filed by HCA-Hospital Corporation of America, Hospital Corporation of America and The HCA Profit Sharing Plan on March 22, 1989, and incorporated herein by reference).

4.10 Assignment and Assumption Agreement dated as of February 10, 1994, between HCA-Hospital Corporation of America and the Registrant relating to the Registration Rights Agreement, as amended (filed as Exhibit 4.7 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.11 Amended and Restated Rights Agreement dated February 10, 1994 between the Registrant and Mid-America Bank of Louisville and Trust Company (filed as Exhibit 4.8 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.12 $1 Billion Credit Agreement dated as of February 10, 1994, among the Registrant, the Several Banks and Other Financial Institutions, and Chemical Bank as Agent and as CAF Loan Agent (filed as Exhibit
       4.9 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.13 $2 Billion Credit Agreement dated as of February 10, 1994, among the Registrant, the Several Banks and Other Financial Institutions, and Chemical Bank as Agent and as CAF Loan Agent (filed as Exhibit
       4.10 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

4.14 Indenture dated as of December 15, 1993 between the Registrant and The First National Bank of Chicago, as Trustee (filed as Exhibit
       4.11 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1993, and incorporated herein by reference).

5 Opinion of Stephen T. Braun, Senior Vice President and General Counsel of the Registrant, as to the validity of the securities registered herein.

23.1 Consent of Stephen T. Braun, Senior Vice President and General Counsel of the Registrant, included in 5 above.

23.2   Consent of Ernst & Young.

24 Power of Attorney (included on the signature page of this Registration Statement).



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